UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2024 (November 4, 2024)

BLACKROCK PRIVATE CREDIT FUND

(Exact name of registrant as specified in its charter)

Delaware	814-01485	87-4655020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

50 Hudson Yards New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 810-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 4, 2024, BNP Paribas and Morgan Stanley Bank, N.A. (each an “Assuming Lender”), entered into a joinder agreement (“Joinder Agreement”) in favor of BlackRock Private Credit Fund (the “Company”) and Sumitomo Mitsui Banking Corporation (“SMBC”), as administrative agent (in such capacity, the “Administrative Agent”), pursuant to which each Assuming Lender agreed to become a lender under the Senior Secured Revolving Credit Agreement (the “SMBC Facility”). Following the effectiveness of the Joinder Agreement, the aggregate amount of outstanding total revolving commitments under the SMBC Facility is $150,000,000. The other material terms of the SMBC Facility remain unchanged. Borrowings under the SMBC Facility are subject to various covenants under the related agreements as well as the leverage restrictions contained in the Investment Company Act of 1940, as amended.

The description above is only a summary of the material provisions of the Joinder Agreement and is qualified in its entirety by reference to the Joinder Agreement, a copy of which is filed as Exhibit 10.1, to this current report on Form 8-K and by this reference incorporated herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Joinder Agreement, dated as of November 4, 2024, by and among BlackRock Private Credit Fund, Sumitomo Mitsui Banking Corporation, as administrative agent and issuing bank, and BNP Paribas and Morgan Stanley Bank, N.A., as the assuming lenders(1)

(1) Schedules to Exhibit 10.1 have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock Private Credit Fund

Date: November 8, 2024	By:	/s/ Erik Cuellar
	Name:	Erik Cuellar
	Title:	Chief Financial Officer